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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): January 13, 2005

          CWABS, INC., (as depositor under the Pooling and Servicing
       Agreement, to be dated as of December 1, 2004, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series
                                   2004-15).
                                  CWABS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             Delaware                 333-118926            95-4596514
        --------------------        ---------------     ------------------
          (State or other            (Commission         (I.R.S. Employer
           jurisdiction              File Number)         Identification
         of incorporation)                                     No.)

         4500 Park Granada
       Calabasas, California                                   91302
       ----------------------                              -------------
       (Address of principal                                (Zip Code)
        executive offices)

       Registrant's telephone number, including area code (818) 225-3237
                                                           ----- --------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8  -  Other Events

Item 8.01     Other Events.
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          CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2004 (the "Pooling and Servicing
Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Park Monaco Inc., as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee, providing for the issuance of the Company's Asset-Backed Securities, Series 2004-15. The tables annexed as Exhibit 99.1 hereto (the "Collateral Talbes") describe characterstics of the Mortgage Loans as of the Cut-off Date. The Company previously filed the Collateral Tables with the Commission on January 13, 2005. Revised versions of the Collateral Tables are annexed hereto as Exhibit 99.1. All percentages set forth in the Collateral Tables have been calculated based upon the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equsl the respective totals de to rounding.


Mortgage Loan Statistics
------------------------

          For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.




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      * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated October 25, 2004 and the Prospectus Supplement dated December 20, 2004 of CWABS, Inc., relating to its CWABS, Inc. Asset-Backed Certificates, Series 2004-15.

Section 9  -   Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired.
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     Not applicable.

(b)  Pro forma financial information.
     -------------------------------

     Not applicable.

(c)  Exhibits.
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       Exhibit No.       Description
       -----------       -----------

        99.1             Tied Out Collateral Tables dated January 13, 2005

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWABS, INC.


                                            By: /s/ Leon Daniels, Jr.
                                                ---------------------
                                                Name:  Leon Daniels, Jr.
                                                Title:  Vice President



Dated:  March 4, 2005

                                 EXHIBIT INDEX


Exhibit No.          Description
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99.1                 Tied Out Collateral Tables dated January 13, 2005